UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2005

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, or registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 18, 2005, Arthur J. Gallagher & Co. and its subsidiaries and affiliates, except for Gallagher Bassett Services, Inc., (Gallagher), entered into an Assurance of Voluntary Compliance (the AVC) with the Attorney General of the State of Illinois and the Director of Insurance of the State of Illinois (collectively, the State Agencies) to resolve all of the issues related to investigations conducted by the State Agencies.

The material terms of the AVC are as follows:

1.	On or before January 16, 2006, Gallagher shall pay $27.0 million into a fund (the Fund) to be distributed to certain eligible policyholder clients. These payments are in full satisfaction of Gallagher’s obligations under the AVC and the State Agencies have agreed not to impose any other financial obligation or liability on Gallagher in connection with their investigations. No portion of the payments by Gallagher is considered a fine or penalty.

2.	The Fund, plus interest, will be used to compensate Gallagher’s eligible policyholder clients according to procedures set out in the AVC. No amount paid to the Fund will be returned to Gallagher under any circumstances.

3.	On or before August 31, 2005, Gallagher will calculate, in accordance with a formula approved by the State Agencies, the amount that each policyholder client is eligible to receive from the Fund. Clients eligible to participate in the Fund are those retail policyholders who retained Gallagher’s U.S. offices to place, renew, consult on or service insurance with inception or renewal dates between January 1, 2002 and December 31, 2004 (the Relevant Period) where such placement, renewal, consultation or servicing resulted in contingent commissions or overrides recorded by Gallagher during the Relevant Period (the Eligible Policyholders).

4.	On or before October 1, 2005, Gallagher must send a notice to each Eligible Policyholder setting forth, among other things, the amount it will be paid from the Fund if it elects to participate (a Participating Policyholder). Participating Policyholders must tender a release of claims against Gallagher arising from acts, omissions, transactions or conduct that are the subject of the investigations by the State Agencies.

5.	On March 31, 2006, each Participating Policyholder shall receive from the Fund as much of that Participating Policyholder’s aggregate share of the Fund as possible with the monies then available in the Fund.

6.	In the event that an Eligible Policyholder elects not to participate or otherwise does not respond by December 31, 2005 (a Non-Participating Policyholder), that client’s allocated share may be used by Gallagher to satisfy any pending or other claims asserted by clients relating to the matters covered by the AVC. In no event shall a distribution be made from the Fund to any other client until all Participating Policyholders have been paid, nor shall total payments to any Non-Participating Policyholder exceed 80% of that policyholder’s original allocated share. If any funds remain in the Fund as of December 31, 2007 such funds shall be distributed pro rata to the Participating Policyholders with the approval of the State Agencies.

7.	In no event shall any of the amounts paid into the Fund be used to pay attorneys’ fees.

8.	No later than December 31, 2005, Gallagher shall commence the implementation, to the extent not already undertaken, of certain business reforms, including the following:

•	With respect to retail brokerage agency, producing, consulting or other services, to accept only a specific fee to be paid by the client, a specific percentage commission on premium to be paid by an insurer set at the time of purchase, renewal, placement or servicing of an insurance policy, or a combination of both.

•	To fully disclose in plain, unambiguous written language, commissions and fees in either dollars or percentage amounts.

•	Not to accept any other material ($500 or more) compensation or consideration from an insurer other than as stated above, including contingent compensation and any compensation or preference in connection with the selection of insurers from which to solicit bids for clients.

•	To disclose to each retail client, at least annually, all compensation received during the preceding year from any insurer or third party in connection with the client’s policy.

•	To implement company-wide written standards of conduct regarding compensation from insurers consistent with the terms of the AVC and institute appropriate training of employees, including business ethics, professional obligations, conflicts of interest, antitrust and trade practices compliance and record keeping.

•	To establish a Compliance Committee of Gallagher’s Board of Directors.

•	To maintain a record of all complaints regarding compensation from any insurer, and provide such record to the Compliance Committee.

•	To file annual reports with the State Agencies for three years.

9.	Although the investigation uncovered no evidence of Gallagher having engaged in the practices listed below, Gallagher also agreed:

•	Not to request or accept from any insurer any false, fictitious or inflated quote, or quote that does not represent the insurers’ best evaluation at the time, of the minimum premium the insurer would require to bind the insurance coverage sought by the client.

•	Not to request or accept from any insurer any promise or commitment for the use of Gallagher’s services, including reinsurance brokerage, agency or producing services, conditioned upon any arrangement to provide preferential treatment for any insurer.

•	Not to place, renew or service a client’s business through a wholesale broker unless agreed to by the client after full disclosure of all the compensation to be received, any interest or contractual agreements Gallagher may have in the wholesale broker, and any alternative to using the wholesaler broker.

10.	Gallagher shall not, directly or indirectly, seek or accept indemnification pursuant to any insurance policy with respect to any amounts payable under the AVC.

The foregoing summary is qualified in its entirety by reference to the AVC, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits

Exhibit Index

10.1	Assurance of Voluntary Compliance between the Attorney General of the State of Illinois and the Director of Insurance of the State of Illinois and Arthur J. Gallagher & Co., dated May 18, 2005.

99.1	Press Release, dated May 18, 2005, issued by Arthur J. Gallagher & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: May 18, 2005	/s/ Douglas K. Howell
Douglas K. Howell
Vice President and Chief Financial Officer
(principal financial officer and duly authorized officer)

Arthur J. Gallagher & Co.

Current Report On Form 8-K

Exhibit Index

Exhibit No.	Description
10.1	Assurance of Voluntary Compliance between the Attorney General of the State of Illinois and the Director of Insurance of the State of Illinois and Arthur J. Gallagher & Co., dated May 18, 2005.

99.1	Press Release, dated May 18, 2005, issued by Arthur J. Gallagher & Co.